SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of Report:                      September 26, 2003

             Date of Earliest Event Reported:     September 25, 2003


                                 Verdisys, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      California                     333-64122                   22-3755993
----------------------      --------------------------      --------------------
(State of Organization)       (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


                      10600 N. De Anza Boulevard, Suite 250
                           Cupertino, California 95014
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (858) 618-1085
                          ----------------------------
                          Registrants Telephone Number


                         Reconstruction Data Group, Inc.
                          11650 Iberia Place, Suite 201
                           San Diego, California 92128
                                 (858) 618-1085
                     --------------------------------------
                     (Former Name or Address of Registrant)
















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


Verdisys, Inc.                                                Report on Form 8-K



Item 4.   Changes in Registrant's Certifying Accountant
-------------------------------------------------------

          Verdisys, Inc. has elected to change from the auditing accountant firm of:

            Cordovano and Harvey, P.C.
            201 Steele Street, Suite 300
            Denver, Colorado

          To the auditing accounting firm of:

            Malone & Bailey, PLLC
            5444 Westheimer, Suite 2080
            Houston, Texas

          The company's management believes the new auditing accounting firm will provide quality service in a timely manner.

          The Board of Directors of Verdisys, Inc. approved the change in accounting firm as of September 25, 2003. Dismissing the prior accounting firm and engaging the new accounting firm as of that date.

          The new accounting firm was not consulted prior to engagement on any specific accounting matter either completed or proposed.

          Verdisys, Inc. has never had nor anticipates having, nor had during the two most recent fiscal years or any subsequent interim period preceding the date of change any disagreements with accountants on matters of accounting, financial disclosure, matter of accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in past recent years, resigned or declined to stand for re-election.

          The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion or were modified as to uncertainty, audit scope or accounting principles.


Item 7.   Financial Statements and Exhibits
-------------------------------------------

          Verdisys, Inc., in compliance with Regulation S-B Item 304(a)(3), provides herein the following exhibit.

          Exhibit 16 Letter on change in certifying accountant. Former accountant letter stating agreement or respects of disagreement with statements of the issuer as within this Report on Form 8-K.



















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


Verdisys, Inc.                                                Report on Form 8-K






                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VERDISYS, INC.
                                          --------------------------------------


Date: September 26, 2003             By:  \s\ Dan Williams, President
                                          --------------------------------------
                                          Dan Williams, President
                                          Principal Executive Officer

Date: September 26, 2003             By:  \s\ David Mauz, COO
                                          --------------------------------------
                                          David Mauz, Chief Operations Officer

Date: September 26, 2003             By:  \s\ Andrew Wilson, CFO
                                          --------------------------------------
                                          Andrew Wilson, Chief Financial Officer
                                          Principal Accounting Officer































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